Exhibit 99.2
EMDEON CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
Revenue :
Services	$274,158	$237,198	$792,509	$690,615
Products	25,574	23,824	76,048	72,096

Total revenue	299,732	261,022	868,557	762,711

Cost of operations :
Services	158,967	142,484	472,951	414,533
Products	10,743	9,582	32,974	30,562

Total cost of operations	169,710	152,066	505,925	445,095

Development and engineering	9,243	8,912	27,164	26,595
Sales, marketing, general and administrative	74,050	63,865	216,263	189,292
Depreciation and amortization	18,189	15,801	51,964	44,826
Legal expense	1,023	5,904	1,840	14,347
Advisory expense	2,126	—	4,198	—
Loss on investments	—	—	—	3,642
Loss on redemption of convertible debt	—	—	—	1,902
Interest income	6,599	5,124	15,450	13,380
Interest expense	4,723	2,996	14,082	11,670
Other expense	—	1,863	—	1,863

Income from continuing operations before income tax provision and minority interest	27,267	14,739	62,571	36,859
Income tax provision	3,474	1,851	12,082	3,567
Minority interest in WebMD Health Corp., net of tax	140	38	(653)	38

Income from continuing operations	23,653	12,850	51,142	33,254
Income from discontinued operations, net of tax	358,048	1,257	370,171	6,868

Net income	$381,701	$14,107	$421,313	$40,122

Basic income per common share:
Income from continuing operations	$0.08	$0.04	$0.18	$0.10
Income from discontinued operations	1.25	—	1.29	0.02

Net income	$1.33	$0.04	$1.47	$0.12

Diluted income per common share:
Income from continuing operations	$0.08	$0.03	$0.17	$0.09
Income from discontinued operations	1.19	0.01	1.25	0.02

Net income	$1.27	$0.04	$1.42	$0.11

Weighted-average shares outstanding used in computing income per common share:
Basic	287,967	356,091	286,749	339,576

Diluted	300,012	370,313	297,409	351,875

EMDEON CORPORATION
CONSOLIDATED SEGMENT INFORMATION
(In thousands, except per share data, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
Revenue
Emdeon Business Services	$187,266	$171,396	$557,974	$516,941
WebMD	66,645	45,094	173,308	119,134
ViPS	24,843	24,278	73,525	66,310
Porex	21,298	20,410	64,544	60,663
Inter-segment eliminations	(320)	(156)	(794)	(337)

	$299,732	$261,022	$868,557	$762,711

Earnings before interest, taxes, non-cash and other items (“Adjusted EBITDA”)
Emdeon Business Services	$44,547	$32,297	$127,519	$103,315
WebMD	14,633	9,077	30,759	15,100
ViPS	5,302	3,988	15,517	11,992
Porex	6,133	6,385	18,732	17,846
Corporate	(11,000)	(12,509)	(33,633)	(35,894)

	$59,615	$39,238	$158,894	$112,359

Adjusted EBITDA per diluted common share (a)	$0.20	$0.11	$0.53	$0.32

Interest, taxes, non-cash and other items (b)
Depreciation and amortization	$(18,189)	$(15,801)	$(51,964)	$(44,826)
Non-cash stock-based compensation	(11,226)	(1,073)	(35,235)	(3,631)
Non-cash advertising	(1,660)	(1,986)	(4,454)	(6,999)
Legal expense	(1,023)	(5,904)	(1,840)	(14,347)
Advisory expense	(2,126)	—	(4,198)	—
Interest income	6,599	5,124	15,450	13,380
Interest expense	(4,723)	(2,996)	(14,082)	(11,670)
Income tax provision	(3,474)	(1,851)	(12,082)	(3,567)
Minority interest in WebMD Health Corp., net of tax	(140)	(38)	653	(38)
Loss on investments	—	—	—	(3,642)
Loss on redemption of convertible debt	—	—	—	(1,902)
Other expense	—	(1,863)	—	(1,863)

Income from continuing operations	23,653	12,850	51,142	33,254
Income from discontinued operations, net of tax	358,048	1,257	370,171	6,868

Net income	$381,701	$14,107	$421,313	$40,122

Basic income per common share:
Income from continuing operations	$0.08	$0.04	$0.18	$0.10
Income from discontinued operations	1.25	—	1.29	0.02

Net income	$1.33	$0.04	$1.47	$0.12

Diluted income per common share:
Income from continuing operations	$0.08	$0.03	$0.17	$0.09
Income from discontinued operations	1.19	0.01	1.25	0.02

Net income	$1.27	$0.04	$1.42	$0.11

Weighted-average shares outstanding used in computing income per common share:
Basic	287,967	356,091	286,749	339,576

Diluted	300,012	370,313	297,409	351,875

(a)	Adjusted EBITDA per diluted common share is based on the weighted-average shares outstanding used in computing diluted income per common share.

(b)	Reconciliation of Adjusted EBITDA to net income (see Annex A — Explanation of Non-GAAP Financial Measures).

EMDEON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, unaudited)

	September 30,	December 31,
	2006	2005
Assets
Cash and cash equivalents	$875,460	$155,616
Short-term investments	71,943	267,387
Accounts receivable, net	101,217	195,317
Inventory	9,342	10,791
Prepaid expenses and other current assets	39,889	30,936
Assets held for sale	949,693	—
Assets of discontinued operations	—	254,247

Total current assets	2,047,544	914,294

Marketable equity securities	2,668	4,430
Property and equipment, net	66,907	95,686
Goodwill	288,109	895,975
Intangible assets, net	125,969	235,271
Other assets	68,667	50,027

Total Assets	$2,599,864	$2,195,683

Liabilities and Stockholders’ Equity
Accounts payable	$7,014	$7,739
Accrued expenses	98,745	170,102
Deferred revenue	76,515	68,390
Liabilities held for sale	85,591	—
Liabilities of discontinued operations	—	68,436

Total current liabilities	267,865	314,667

Convertible notes	650,000	650,000
Other long-term liabilities	14,331	14,518

Minority interest in WebMD Health Corp.	60,413	43,229

Convertible redeemable exchangeable preferred stock	98,709	98,533

Stockholders’ equity	1,508,546	1,074,736

Total Liabilities and Stockholders’ Equity	$2,599,864	$2,195,683

EMDEON CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, unaudited)

	Nine Months Ended
	September 30,
	2006	2005
Cash flows from operating activities:
Net income	$421,313	$40,122
Adjustments to reconcile net income to net cash provided by operating activities:
Income from discontinued operations, net of tax	(370,171)	(6,868)
Depreciation and amortization	51,964	44,826
Minority interest in WebMD Health Corp., net of tax	(653)	38
Amortization of debt issuance costs	2,190	1,856
Non-cash advertising	4,454	6,999
Non-cash stock-based compensation	35,235	3,631
Bad debt expense	1,170	1,532
Loss on investments	—	3,642
Loss on redemption of convertible debt	—	1,902
Reversal of income tax valuation allowance applied to goodwill	5,307	4,330
Changes in operating assets and liabilities:
Accounts receivable	(19,930)	(30,441)
Inventory	601	472
Prepaid expenses and other, net	(9,701)	(2,399)
Accounts payable	825	(6,147)
Accrued expenses and other long-term liabilities	3,284	10,710
Deferred revenue	9,926	9,430

Net cash provided by continuing operations	135,814	83,635
Net cash provided by discontinued operations	25,985	15,466

Net cash provided by operating activities	161,799	99,101

Cash flows from investing activities:
Proceeds from maturities and sales of available-for-sale securities	831,145	336,014
Purchases of available-for-sale securities	(632,955)	(516,109)
Purchases of property and equipment	(38,231)	(39,107)
Proceeds received from sale of discontinued operations	524,245	—
Cash paid in business combinations, net of cash acquired	(119,635)	(74,380)
Other changes in equity of discontinued operations	28,279	9,116

Net cash provided by (used in) continuing operations	592,848	(284,466)
Net cash used in discontinued operations	(26,010)	(18,964)

Net cash provided by (used in) investing activities	566,838	(303,430)

Cash flows from financing activities:
Proceeds from issuance of common stock	62,768	43,384
Purchases of treasury stock	(71,843)	(4,596)
Net proceeds from issuance of convertible debt	—	289,875
Redemption of convertible debt	—	(86,694)
Payments of notes payable and other	(359)	(495)

Net cash (used in) provided by continuing operations	(9,434)	241,474
Net cash (used in) provided by discontinued operations	—	—

Net cash (used in) provided by financing activities	(9,434)	241,474

Effect of exchange rates on cash	616	(1,117)

Net increase in cash and cash equivalents	719,819	36,028
Change in cash attributable to discontinued operations	25	3,498
Cash and cash equivalents at beginning of period	155,616	39,980

Cash and cash equivalents at end of period	$875,460	$79,506